UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2007

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 16, 2007, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of June 23, 2006 (the “Merger Agreement”) by and among Sterling Bank, Sterling Banks, Inc. (“Sterling”) and Farnsworth Bancorp, Inc. (“Farnsworth”), Sterling, Sterling Bank, and Farnsworth completed the merger (the “Merger”) in which Farnsworth merged with and into Sterling, with Sterling as the surviving corporation.

Pursuant to the Merger Agreement, each share of Farnsworth common stock outstanding as of the effective time of the Merger was converted into the right to receive either $27.50 in cash, 2.3625 shares of Sterling common stock, or a combination thereof, at the election of each Farnsworth shareholder, subject to proration due to limitation that 50% of the total Farnsworth shares outstanding will be converted into stock and 50% will be converted into cash, as specified in the Merger Agreement.

Additionally, subsequent to the Merger, and pursuant to the Agreement and Plan of Bank Merger, dated as of October 2, 2006 (the “Bank Merger”), Peoples Savings Bank (“Peoples”), a wholly owned subsidiary of Farnsworth, was merged with and into Sterling Bank, with Sterling Bank as the surviving bank.

The issuance of Sterling’s common stock pursuant to the Merger and Reorganization described in Section 8.01 of this Current Report was registered under the Securities Act of 1933, as amended, pursuant to Sterling’s Registration statement on Form S-4 (File No. 333-133649) filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2006, subsequently amended, and declared effective on November 2, 2006 (the “Registration Statement”). The Joint Proxy Statement/Prospectus of Sterling Bank and Farnsworth, contained in Part I of the Registration Statement, contains additional information about the Reorganization and Merger, including information concerning interests of directors, executive officers and affiliates of Sterling Bank and Farnsworth as they relate to the Reorganization and Merger. The information contained herein is qualified by reference to the information contain in such Registration Statement and all subsequent reports and documents filed with the SEC by Farnsworth and Sterling or with the FRB by Sterling Bank.

A press release announcing the completion of the Reorganization and Merger and describing the merger consideration to be paid to Farnsworth shareholders is attached as Exhibit 99.1 to this report and is incorporated by herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

Prior to the Reorganization, the rights of Sterling Bank shareholders were governed by the New Jersey Banking Act, the Sterling Bank Certificate of Incorporation and Sterling Bank bylaws. As a result of the Reorganization, Sterling Bank shareholders became Sterling shareholders and their rights are now governed by the New Jersey Business Corporation Act, Sterling’s Certificate of Incorporation and Sterling’s bylaws. The following is a summary of the material differences between the rights of holders of Sterling Bank common stock and the rights of holders of Sterling common stock, but does not purport to be a complete description of those differences. These differences may be determined in full by reference to the New Jersey Business Corporation Act, the New Jersey Banking Act, Sterling Bank certificate of incorporation, Sterling certificate of incorporation, Sterling bylaws and Sterling Bank bylaws.

Authorized Capital Stock

Sterling Bank’s authorized capital stock consists of 15,000,000 shares of capital stock, at $2.00 par value per share. Prior to the Reorganization, Sterling Bank had only common stock outstanding, but is permitted under New Jersey law to issue preferred stock if an amendment to the certificate of incorporation authorizing the issuance of preferred stock is approved by the holders of at least two-thirds of the outstanding shares of common stock.

Sterling’s authorized capital stock consists of 25,000,000 shares, of which 15,000,000 shares are common stock, $2.00 par value per share, and 10,000,000 shares are preferred stock, with no par value per share. No shareholder approval is required for Sterling to issue shares of preferred stock. Preferred stock, which possibly would represent an additional class of stock required to approve any proposed acquisition, may be issued from time to time without shareholder approval in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the designations, powers, preferences and relative participating and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights.

Dividends

The ability of Sterling Bank to pay dividends on its capital stock is restricted by applicable federal and state law. There are also restrictions on Sterling’s ability to pay dividends to its shareholders. New Jersey law provides that dividends may not be paid if it would cause the corporation to be unable to pay its debts as they become due in the normal course of business or if it would cause the corporation's total assets to be less than its total liabilities. For a full description of the ability of Sterling Bank and Sterling to pay dividends, see the section entitled “Market Prices and Dividends—Dividends” of the Joint Proxy Statement/Prospectus.

Voting

No Cumulative Voting. Neither Sterling Bank nor Sterling permits cumulative voting in the election of directors.

Required Vote for Certain Business Combinations. An agreement of merger or plan of acquisition involving Sterling Bank required the affirmative vote of holders of at least two-thirds of the shares of stock entitled to vote on the matter.

In general, any plan of merger or plan of consolidation involving Sterling will require the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on the matter. However, if Sterling were the surviving corporation in a merger, approval of the shareholders is not required if (i) the plan of merger does not make an amendment of the certificate of incorporation of Sterling that would otherwise require shareholder approval; (ii) the shares outstanding immediately before the effectiveness of the merger are not changed by the merger; and (iii) the number of voting or participating shares outstanding after the merger, after giving effect to the merger, including shares issuable upon conversions of other securities or upon exercise of rights or warrants issued pursuant to the merger, will not exceed by more than 40% the number of voting and participating shares, as the case may be, of Sterling outstanding immediately prior to the merger.

Provisions Relating to Directors

Number of Directors. Sterling Bank and Sterling Boards of Directors must consist of not less than five nor more than 25 directors with the exact number of directors to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any shareholders’ meeting. Both Sterling Bank’s Board of Directors and Sterling’s Board of Directors currently consist of 14 directors.

Terms of Directors. The directors of Sterling Bank and of Sterling each serve one-year terms so that the entire Board of Directors of both Sterling Bank and Sterling must be elected each year.

Shareholder Nominations.  Sterling Bank’s bylaws provided that nominations for election to the Board of Directors, other than those made by the Board of Directors, must be made via written notice to the President of Sterling, not less than 14 days prior to any meeting of the shareholders called for the election of directors. Nominations not made in this manner may be disregarded by the Chairman of the meeting, at his discretion.

The bylaws of Sterling provide that all nominations, other than those made by the Board, must be made via written notice to the Secretary of Sterling not later than the latest date upon which shareholder proposals must be submitted for inclusion in Sterling’s proxy statement under the federal securities laws or, if no such rules apply, at least 90 days in advance of the preceding year’s annual meeting. If the election will be held via special meeting, the notice must be given at least 30 days prior to the printing of Sterling’s proxy materials or, if no such proxy materials are being distributed, at least the close of business on the fifth day following the date on which notice of such meeting is given to the shareholder.

Amendment of Governing Instruments

Sterling Bank’s certificate of incorporation can be amended upon the affirmative vote of holders of at least two-thirds of the stock entitled to vote. Sterling Bank’s bylaws can be amended, altered or repealed upon the vote of a majority of the entire Board of Directors at any Board meeting, subject to alteration or repeal by the shareholders at any meeting.

Sterling Board of Directors is authorized to amend the certificate of incorporation so as (i) to divide the authorized shares of preferred stock into series; (ii) to determine the designation and number of shares of any series; and (iii) to determine the relative voting, dividend, conversion, redemption, liquidation and other rights, preferences and limitations of the authorized shares of preferred stock. All other amendments to Sterling certificate of incorporation must be adopted by the affirmative vote of a majority of the votes cast by shareholders entitled to vote thereon. Sterling bylaws may be amended upon vote of a majority of the entire Board of Directors at any meeting of the Board of Directors but bylaws made by the Board of Directors may be altered or repealed and new bylaws adopted by Sterling shareholders by the affirmative vote of a majority of the votes cast by shareholders entitled to vote thereon.

Special Meetings of Shareholders

Special meetings of Sterling Bank shareholders can be called by Sterling Bank Board of Directors, Sterling Bank president or any three shareholders owning, in the aggregate, not less than 10% of Sterling Bank common stock outstanding.

Special meetings of Holding Company shareholders may be called at any time by the Board of Directors. In addition, upon the application of the holder or holders of not less than 10% of all shares entitled to vote at a meeting, the New Jersey Superior Court, in an action in which the court may proceed in a summary manner, for good cause shown, may order a special meeting of the shareholders to be called and held at such time and place, upon such notice and for the transaction of such business as may be designated in such order.

Dissenters’ Rights

Under the Banking Act, dissenters’ rights of appraisal were available to Bank shareholders who followed certain prescribed procedures.

Dissenters’ rights are not available pursuant to a plan of merger or consolidation if the shares of Sterling are listed on a national securities exchange or held of record by at least 1,000 holders or if the shareholder will receive as consideration in such merger or consolidation only (i) cash; (ii) shares of stock, obligations, or other securities which are either listed on a national securities exchange or held of record by more than 1,000 shareholders; or (iii) a combination of cash and such securities.

New Jersey Shareholders Protection Act

New Jersey has enacted statutory anti-takeover provisions in its Shareholder Protection Act, under Sections 14A:10A-1 through 10A-6 of the New Jersey Business Corporation Act. Statutory anti-takeover provisions can be effective by causing substantial delays before an acquirer can consummate certain business combinations (including a merger), which typically either causes the takeover to fail or enables the corporation to locate a more favorable acquirer. This Act applies to Sterling, but not to Sterling Bank.

New Jersey’s statute provides for a five-year prohibition on consummation of a business combination with the target from the date an acquirer becomes an “interested shareholder” (i.e. the acquirer holds 10% or more of the target corporation’s voting stock) unless the business combination is approved by the board of directors prior to the time the interested shareholder acquired its 10% holding.

In addition, a New Jersey corporation may not engage in a business combination with an interested shareholder at any time unless one of the following three conditions is met: (i) approval by the target’s board of directors, prior to the 10% acquisition; (ii) an affirmative vote of two-thirds of the outstanding voting stock not owned by the interested shareholder; or (iii) compliance with certain financial formulations designed to assure a fair price for the target’s shareholders in exchange for their ownership interest.

The foregoing description of the material modifications to the rights of security holders is qualified in its entirety by the text of Sterling’s Registration Statement, and the exhibits thereto, which are filed as Exhibits 2.1, 2.2, 3.1, 3.2 and 99.1 to this Current Report and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

Sterling and Sterling Bank have each expanded their Board of Directors to 14 directors. As a result of the Reorganization, all of the directors of Sterling Bank are also serving as directors of Sterling. Additionally, pursuant to the terms of the Merger Agreement, G. Edward Koenig, and John Maley, Jr. have been appointed to the Board of Directors of Sterling and Sterling Bank, effective as of the effective time of the Merger. For each regular meeting of Sterling and Sterling Bank’s Board of Directors attended in person, each member will receive $500. Members of the committees of Sterling and Sterling Bank’s Board of Directors will receive $400 for attendance at each committee meeting. In addition, a quarterly retainer is paid to each director as follow: the Board Chairman and the Audit Committee Chairman of each of Sterling and Sterling Bank will receive $1,250; Audit Committee members of each of Sterling and Sterling Bank will receive $1,000; and all other directors each receive $750.

As a result of the Reorganization, Robert H. King, President and Chief Executive Officer of Sterling Bank, has been appointed President and Chief Executive Officer of Sterling; R. Scott Horner, Executive Vice President and Chief Financial Officer of Sterling Bank, has been appointed Executive Vice President and Secretary of Sterling; Dale F Braun, Jr., Senior Vice President and Controller of Sterling Bank, has been appointed Senior Vice President and Controller of Sterling; John Herninko Senior Vice President of Sterling Bank, has been appointed Senior Vice President of Sterling; Theresa S, Valentino Congdon, Senior Vice President and Senior Retail Officer of Sterling Bank, has been appointed Senior Vice President and Senior Retail Officer of Sterling; and Kimberly Johnson, Senior Vice President and Senior Administrative Officer of Sterling Bank, has been appointed Senior Vice President and Senior Administrative Officer of Sterling.

For a further discussion of the appointments, including biographical and other information concerning the directors and executive officers of Sterling Bank who have been appointed as directors and executive officers of Sterling, please see the section entitled “Sterling Bank Proposal I—Election of Directors—Biographical Information” and “Business of the Holding Company—Management” contained in the Joint Proxy Statement/Prospectus.

A copy of the press release announcing the appointment of G. Edward Koenig, and John Maley, Jr. to the Board of Directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events

On March 16, 2007, pursuant to the terms and conditions of the Plan of Acquisition, dated as of April 26, 2006, (the “Plan”) by and between Sterling and Sterling Bank, each share of common stock of Sterling Bank was automatically exchanged into one share of common stock of Sterling (the “Reorganization”). As a result of the Reorganization, the former holders of Sterling Bank’s common stock own the same number and percentage of Sterling’s common stock as they owned of Sterling Bank, and Sterling owns 100% of the issued and outstanding shares of Sterling Bank. Sterling is therefore a one-bank holding company, with the Bank becoming a wholly-owned subsidiary of Sterling.

Prior to the Reorganization, Sterling Bank’s common stock was traded on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “STNJ.” As a result of the Reorganization, commencing on March 19, 2007, Sterling Bank’s common stock ceased trading on Nasdaq. Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Sterling’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and, effective March 19, 2007, Sterling’s common stock begun trading on Nasdaq under the ticker symbol “STBK.” For purposes of Rule 12g-3(a), Sterling is the successor issuer to Sterling Bank.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information

The pro forma financial information required by this item will be field by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Exhibits

Exhibit Number	Description

2.1
Plan of Acquisition, dated April 26, 2006, by and between Sterling Bank and Sterling Banks, Inc. (incorporated by reference to Exhibit 2.1 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

2.2
Agreement and Plan of Merger, dated June 23, 2006, by and among Sterling Banks, Inc., Sterling Bank, and Farnsworth Bancorp, Inc. (incorporated by reference to Exhibit 2.2 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

3.1	Certificate of Incorporation of Sterling Banks, Inc. (incorporated by reference to Exhibit 3.1 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

3.2	Bylaws of Sterling Banks, Inc. (incorporated by reference to Exhibit 3.4 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

99.1	Press release, dated March 16, 2007 announcing completion of Reorganization and Merger and appointment of G. Edward Koenig, and John Maley, Jr. to the Board of Directors of Sterling and Sterling Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2007	STERLING BANKS, INC. By: ____/s/ Robert H. King Robert H. King, President, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Plan of Acquisition, dated April 26, 2006, by and between Sterling Bank and Sterling Banks, Inc. (incorporated by reference to Exhibit 2.1 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

2.2
Agreement and Plan of Merger, dated June 23, 2006, by and among Sterling Banks, Inc., Sterling Bank, and Farnsworth Bancorp, Inc. (incorporated by reference to Exhibit 2.2 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

3.1	Certificate of Incorporation of Sterling Banks, Inc. (incorporated by reference to Exhibit 3.1 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

3.2	Bylaws of Sterling Banks, Inc. (incorporated by reference to Exhibit 3.4 of Sterling Banks, Inc.’s Registration Statement on Form S-4 (File No. 333-133649)).

99.1	Press release, dated March 16, 2007 announcing completion of Reorganization and Merger and appointment of G. Edward Koenig, and John Maley, Jr. to the Board of Directors of Sterling and Sterling Bank.